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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event reported)              May 1, 2001
                                                --------------------------------

                              Symantec Corporation
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               (Exact name of registrant as specified in Charter)

               Delaware                                 0-17781                              77-0181864
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     (State or Other Jurisdiction                  (Commission File                         (IRS Employer
           of Incorporation)                            Number)                          Identification No.)

20330 Stevens Creek Boulevard, Cupertino, California                     95014
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (408) 253-9600
                                                   -----------------------------

                                      Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

         Dana E. Siebert, Executive Vice President, Service Provider Solutions Division of Symantec Corporation (the "Company"), has decided to leave the Company for personal reasons. The organization that reported to Mr. Siebert will become a part of the Company's enterprise business operations.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

     None.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.

Date:  May 1, 2001                    SYMANTEC CORPORATION



                                         By: /s/ Art Courville
                                            ----------------------------------
                                            Art Courville
                                            Vice President and General Counsel